Institutional Class Shares – Ticker Symbol GCILX
Advisor Class Shares – Ticker Symbol GCALX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Crescent Large Cap Macro Fund
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 July 29, 2014
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.thecrescentfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The investment objective of the Crescent Large Cap Macro Fund is capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  With respect to the Advisor Class Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section "Purchasing Shares" in this prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information.
Shareholder Fees
(fees paid directly from your investment)
	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	4.00%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee (as a % of amount redeemed) (charged upon any redemption of shares within 60 days of the issuance of such shares)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.85%	0.85%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	1.71%
Fee Waiver and/or Expense Limitation[2]	0.20%	0.20%
Net Annual Fund Operating Expenses	1.26%	1.51%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and payments under the Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund through July 31, 2015.  The Expense Limitation Agreement may not be terminated prior to that date.  The Fund's net expense ratio will be higher than 1.25% to the extent that it incurs expenses excluded from the Expense Limitation Agreement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$128	$441	$776	$1,724
Advisor	$547	$897	$1,271	$2,318

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 71.58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as "large-cap" companies.  Shareholders will be provided with at least 60 days' prior notice of any change in this policy.
The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, exchange-traded funds ("ETFs"), convertible bonds, warrants, and shares of other investment companies satisfying the Fund's investment criteria. While the Advisor considers a company to be a "large cap" company if it has a market capitalization, at the time of acquisition, in excess of $15 billion, the Fund targets a portfolio weighted average market capitalization between $75 and $125 billion.
The Advisor employs an investment selection process that utilizes approximately 60% of the selection criteria on macroeconomic, market, and sector criteria, and approximately 40% of the selection criteria based on company fundamental analysis.  This philosophy is based upon the belief and experience that sector and industry allocation is an important influence on individual security performance.
Based upon the Advisor's overall view of the broad markets, a cash component of the Fund is determined. The Fund will typically hold between 0% and 10% of the Fund in cash equivalents.  However, the fund may hold up to a maximum of 15% in cash equivalents.
The Advisor then uses the S&P 500 and Russell 1000 Growth Indices to establish a baseline for sector allocation of the Fund's portfolio. Based upon the Advisor's analysis and research, a relative weighting of each sector is then determined, with most sectors being either underweighted or overweighed relative to the S&P 500 and Russell 1000 Growth Indices.  Only after this target sector allocation is determined does individual stock selection become incorporated in the process.
Individual companies are selected for inclusion in the fund portfolio based on a sector and industry peer comparisons.  Historical and prospective earnings growth and expectations are considered in addition to relative and absolute valuation.  Further considerations may include but are not limited to management experience and strength, competitive market advantage and positioning and over financial strength.
The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued as determined by the Advisor, the fundamentals of the security change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor was formed in 2001 and is registered an investment adviser with the Securities and Exchange Commission, though the company's predecessor, Greenwood Capital Associates, Inc., was founded in 1983.  However, the Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor's inexperience managing a registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in "Management of the Fund – Investment Advisor."
Investment Strategy Risk.  The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Growth Securities Risk.  Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Large-Cap Company Risk.  A Fund with holdings of large capitalization company securities may underperform the market as a whole.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of securities purchased by the Fund (large-cap equity securities.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund's portfolio) may decline regardless of their long-term prospects.  The Fund's performance per share will change daily in response to such factors.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Risks Related to Investing in Other Investment Companies. The Fund's investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund's investment will fluctuate in response to the performance of such portfolio.  Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses.  These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
PERFORMANCE INFORMATION
The bar chart and tables shown on the following page provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the average annual total returns of each class compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.thecrescentfunds.com.

Institutional Class Shares
Calendar Year Returns

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	10.84%	Quarter ended March 31, 2012
Lowest return for a quarter	-4.76%	Quarter ended June 30, 2012
Year-to-date return as of most recent quarter	5.85%	Quarter ended June 30, 2014

Average Annual Total Returns
Periods Ended December 31, 2013 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	29.67% 28.19% 17.45%	20.33% 19.54% 16.45%
Advisor Class Shares Before taxes	29.41%	20.41%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	32.39%	25.43%
Russell 1000 Growth Index (reflects no deductions for fees and expenses)	31.25%	23.14%
*The Institutional Class Shares commenced operations on December 15, 2011.  The Advisor Class Shares commenced operations on December 27, 2011.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. The Fund's investment advisor is Greenwood Capital Associates, LLC.
Portfolio Managers.  The Fund's portfolio manager is Walter B. Todd, III.  Mr. Todd serves as the Advisor's Chief Investment Officer and has been with the firm since 2002.
PURCHASE AND SALE OF FUND SHARES
For Advisor Class Shares, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Institutional Class Shares, the minimum initial investment is $10,000 and the minimum subsequent investment is $1,000, although the minimums may be waived or reduced in some cases.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Crescent Large Cap Macro Fund, Institutional Class Shares or Advisor Class Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI